News Release

Trustmark Corporation Announces Second Quarter 2010 Financial Results
and Declares $0.23 Quarterly Cash Dividend

Jackson, Miss. – July 27, 2010 – Trustmark Corporation (NASDAQ:TRMK) announced net income available to common shareholders of $26.2 million in the second quarter of 2010, which represented basic earnings per common share of $0.41.  Trustmark’s second quarter net income produced a return on average tangible common equity of 12.92%.  During the first six months of 2010, Trustmark’s net income available to common shareholders totaled $49.6 million, which represented basic earnings per common share of $0.78.  Trustmark’s performance during the first half of 2010 resulted in a return on average tangible common equity of 12.45%.  Trustmark’s Board of Directors declared a quarterly cash dividend of $0.23 per common share.  The dividend is payable September 15, 2010, to shareholders of record on September 1, 2010.

Richard G. Hickson, Chairman and CEO, stated, “Trustmark’s financial results reflect revenue growth across our banking, mortgage, insurance, and wealth management businesses.  In addition to expanded revenue, Trustmark’s credit quality improved as evidenced by lower nonperforming loans and net charge-offs.  Noninterest expense remained well-controlled.  Trustmark is positioned to meet the needs of our customers and take advantage of growth opportunities in the marketplace to build shareholder value.”

Credit Quality
•	Nonperforming loans declined to $159.9 million
•	Net charge-offs improved to 0.72% of average loans
•	Allowance for loan losses represented 148.9% of nonperforming loans (excluding impaired loans with no specific reserves)
•	Continued to monitor potential impact of Gulf Oil Spill

During the second quarter, nonperforming loans decreased $5.6 million relative to the prior quarter to total $159.9 million, or 2.55% of total loans.  This improvement was principally attributable to a reduction in new nonperforming loans of approximately $24.4 million relative to the prior quarter.  Foreclosed real estate increased $224 thousand to total $91.4 million.  At June 30, 2010, nonperforming assets totaled $251.3 million, a decrease of $5.4 million from the prior quarter, to represent 3.95% of total loans and other real estate.

Net charge-offs totaled $11.4 million, or 0.72% of average loans, while the provision for loan losses totaled $10.4 million during the second quarter.  Allocation of Trustmark’s $100.7 million allowance for loan losses represented 2.10% of commercial loans and 0.82% of consumer and home mortgage loans, resulting in an allowance to total loans of 1.66% as of June 30, 2010.

Trustmark continued to make significant progress in the resolution of its construction and land development portfolio in Florida.  During the last 12 months, this portfolio has been reduced by 29.2% to $173.9 million.  At June 30, 2010, Florida nonimpaired construction and land development loans totaled $137.8 million with an associated reserve for loan losses of $18.6 million, or 13.52%.  Managing credit risks resulting from current economic and real estate market conditions continues to be a primary focus for Trustmark.

BP’s Deepwater Horizon oil rig exploded and sank in the Gulf of Mexico on April 20, 2010, resulting in the largest oil spill in U.S. history.  While cleanup and recovery efforts are on-going, the long term economic and environmental impacts have yet to be determined.  Following the explosion, Trustmark initiated a process to identify loans that could be impacted and began discussions with customers in potentially affected markets and industries to gain additional insight regarding the impact of the Gulf Oil Spill on their businesses.  Based upon current information, Trustmark believes its reserve for loan losses is appropriate without an additional reserve for the Gulf Oil Spill.  Trustmark will continue to monitor the impact of the Gulf Oil Spill and stands ready to assist impacted customers.

Capital Strength
•	Tangible common equity to tangible assets increased to 9.32%
•	Total risk-based capital increased to 15.53%, significantly exceeding “well-capitalized” standards

Consistent profitability and sound balance sheet management continued to be reflected in Trustmark’s solid capital position.  At June 30, 2010, tangible common equity totaled $833.2 million and represented 9.32% of tangible assets.  Total risk-based capital increased to 15.53%, significantly exceeding the 10% regulatory requirement to be classified as “well-capitalized.”  Trustmark’s strong capital base provides strategic flexibility to support organic growth as well as acquisition opportunities that strengthen the value of the franchise.

The fundamental strengths of Trustmark’s diversified financial services business were reflected in pre-tax, pre-provision earnings of $49.0 million in the second quarter of 2010.  Trustmark continues to believe in the sustainability of its cash dividend to shareholders based upon its existing capital base and the expectation of the level of profitability going forward.

Balance Sheet Management
•	Net interest income (FTE) expanded to $91.9 million
•	Net interest margin increased to 4.47%

Average loans during the second quarter totaled $6.3 billion, a decline of $111.5 million from the prior quarter, and reflected continued efforts to reduce exposure to construction and land development lending as well as the decision to discontinue indirect auto financing.  Current economic conditions also reduced demand for credit.  Average investment securities during the second quarter increased $56.4 million to $1.9 billion.  As a result, average earning assets remained relatively stable at $8.2 billion during the second quarter.

Average deposits totaled $7.2 billion during the second quarter, an increase of $76.3 million relative to the prior quarter.  Lower deposit costs continued to reflect Trustmark’s strong liquidity while disciplined loan pricing and required minimum loan rates increased loan yields.  As a result, net interest income (FTE) expanded to $91.9 million while the net interest margin increased to 4.47% during the second quarter.

Noninterest Income
•	Noninterest income increased to 32.9% of total revenue
•	Service charges expanded to $14.2 million

Noninterest income during the second quarter totaled $44.9 million, an increase of $6.6 million from the prior quarter.  Service charges on deposit accounts totaled $14.2 million, reflecting a seasonal increase from the prior quarter and an increase from levels one year earlier.  Mortgage banking income during the quarter was $8.9 million, an increase of $2.8 million from the prior quarter.  Performance in mortgage banking reflected solid mortgage servicing income and successful hedging initiatives.  Bank card and other fees totaled $6.4 million, an increase of $537 thousand from the prior quarter.  Insurance revenue and wealth management income remained stable during the quarter at $6.9 million and $5.6 million, respectively.  Trustmark took advantage of opportunities presented by the current interest rate environment to reduce the risk profile of its investment securities portfolio with the sale of approximately $51 million in longer duration, higher convexity securities.  The sale of these securities resulted in a pre-tax gain of $1.9 million during the second quarter.

Noninterest Expense
•	Loan and foreclosure expense increased $7.2 million
•	Core noninterest expense remained well-controlled

During the second quarter of 2010, noninterest expense totaled $84.4 million, an increase of $8.1 million from the prior quarter.  Approximately 89% of the growth was attributable to increased loan and foreclosure expense.  Excluding the increase in these two categories, core noninterest expense increased $899 thousand, or 1.2%.

ADDITIONAL INFORMATION
As previously announced, Trustmark will conduct a conference call with analysts on Wednesday, July 28 at 10:00 a.m. Central Time to discuss the Corporation’s financial results. Interested parties may listen to the conference call by dialing (800) 860-2442, passcode 436565 or by clicking on the link provided under the Investor Relations section of our website at www.trustmark.com.  A replay of the conference call will also be available through Wednesday, August 4, 2010 in archived format at the same web address or by calling (877) 344-7529, passcode 436565.

Trustmark is a financial services company providing banking and financial solutions through over 150 offices in Florida, Mississippi, Tennessee and Texas.

FORWARD-LOOKING STATEMENTS
Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition.  Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of new products and lines of business, natural disasters, environmental disasters, acts of war or terrorism and other risks described in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Trustmark Investor Contacts:
Louis E. Greer
Treasurer and
Principal Financial Officer
601-208-2310

F. Joseph Rein, Jr.
Senior Vice President
601-208-6898

Trustmark Media Contact:
Melanie A. Morgan
Senior Vice President
601-208-2979

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION June 30, 2010 ($ in thousands) (unaudited)

				Linked Quarter		Year over Year
QUARTERLY AVERAGE BALANCES	6/30/2010	3/31/2010	6/30/2009	$ Change	% Change	$ Change	% Change
Securities AFS-taxable	$1,586,165	$1,514,029	$1,395,303	$72,136	4.8%	$190,862	13.7%
Securities AFS-nontaxable	110,969	105,067	70,165	5,902	5.6%	40,804	58.2%
Securities HTM-taxable	162,691	179,076	194,079	(16,385)	-9.1%	(31,388)	-16.2%
Securities HTM-nontaxable	41,628	46,852	61,166	(5,224)	-11.2%	(19,538)	-31.9%
Total securities	1,901,453	1,845,024	1,720,713	56,429	3.1%	180,740	10.5%
Loans (including loans held for sale)	6,301,201	6,412,671	6,880,909	(111,470)	-1.7%	(579,708)	-8.4%
Fed funds sold and rev repos	7,478	10,438	20,973	(2,960)	-28.4%	(13,495)	-64.3%
Other earning assets	38,764	46,199	47,084	(7,435)	-16.1%	(8,320)	-17.7%
Total earning assets	8,248,896	8,314,332	8,669,679	(65,436)	-0.8%	(420,783)	-4.9%
Allowance for loan losses	(104,814)	(106,200)	(106,491)	1,386	-1.3%	1,677	-1.6%
Cash and due from banks	207,670	216,305	214,633	(8,635)	-4.0%	(6,963)	-3.2%
Other assets	898,749	910,401	824,724	(11,652)	-1.3%	74,025	9.0%
Total assets	$9,250,501	$9,334,838	$9,602,545	$(84,337)	-0.9%	$(352,044)	-3.7%

Interest-bearing demand deposits	$1,306,783	$1,270,827	$1,131,765	$35,956	2.8%	$175,018	15.5%
Savings deposits	2,066,612	1,953,711	1,869,794	112,901	5.8%	196,818	10.5%
Time deposits less than $100,000	1,307,611	1,356,469	1,493,172	(48,858)	-3.6%	(185,561)	-12.4%
Time deposits of $100,000 or more	989,397	1,014,027	1,096,170	(24,630)	-2.4%	(106,773)	-9.7%
Total interest-bearing deposits	5,670,403	5,595,034	5,590,901	75,369	1.3%	79,502	1.4%
Fed funds purchased and repos	495,904	600,826	589,542	(104,922)	-17.5%	(93,638)	-15.9%
Short-term borrowings	181,669	199,550	340,816	(17,881)	-9.0%	(159,147)	-46.7%
Long-term FHLB advances	15,833	75,000	75,000	(59,167)	-78.9%	(59,167)	-78.9%
Subordinated notes	49,785	49,777	49,752	8	0.0%	33	0.1%
Junior subordinated debt securities	70,104	70,104	70,104	-	0.0%	-	0.0%
Total interest-bearing liabilities	6,483,698	6,590,291	6,716,115	(106,593)	-1.6%	(232,417)	-3.5%
Noninterest-bearing deposits	1,536,153	1,535,209	1,554,642	944	0.1%	(18,489)	-1.2%
Other liabilities	91,715	85,982	124,586	5,733	6.7%	(32,871)	-26.4%
Total liabilities	8,111,566	8,211,482	8,395,343	(99,916)	-1.2%	(283,777)	-3.4%
Preferred equity	-	-	205,860	-	n/m	(205,860)	-100.0%
Common equity	1,138,935	1,123,356	1,001,342	15,579	1.4%	137,593	13.7%
Total shareholders' equity	1,138,935	1,123,356	1,207,202	15,579	1.4%	(68,267)	-5.7%
Total liabilities and equity	$9,250,501	$9,334,838	$9,602,545	$(84,337)	-0.9%	$(352,044)	-3.7%

				Linked Quarter		Year over Year
PERIOD END BALANCES	6/30/2010	3/31/2010	6/30/2009	$ Change	% Change	$ Change	% Change
Cash and due from banks	$186,365	$191,973	$220,706	$(5,608)	-2.9%	$(34,341)	-15.6%
Fed funds sold and rev repos	5,713	11,599	16,367	(5,886)	-50.7%	(10,654)	-65.1%
Securities available for sale	1,786,710	1,706,565	1,488,428	80,145	4.7%	298,282	20.0%
Securities held to maturity	192,860	215,888	254,380	(23,028)	-10.7%	(61,520)	-24.2%
Loans held for sale	218,369	176,682	280,975	41,687	23.6%	(62,606)	-22.3%
Loans	6,054,995	6,170,878	6,570,582	(115,883)	-1.9%	(515,587)	-7.8%
Allowance for loan losses	(100,656)	(101,643)	(101,751)	987	-1.0%	1,095	-1.1%
Net Loans	5,954,339	6,069,235	6,468,831	(114,896)	-1.9%	(514,492)	-8.0%
Premises and equipment, net	143,536	145,113	150,233	(1,577)	-1.1%	(6,697)	-4.5%
Mortgage servicing rights	43,044	50,037	63,316	(6,993)	-14.0%	(20,272)	-32.0%
Goodwill	291,104	291,104	291,104	-	0.0%	-	0.0%
Identifiable intangible assets	18,062	18,944	21,820	(882)	-4.7%	(3,758)	-17.2%
Other assets	404,443	416,075	370,710	(11,632)	-2.8%	33,733	9.1%
Total assets	$9,244,545	$9,293,215	$9,626,870	$(48,670)	-0.5%	$(382,325)	-4.0%

Deposits:
Noninterest-bearing	$1,539,598	$1,511,080	$1,558,934	$28,518	1.9%	$(19,336)	-1.2%
Interest-bearing	5,599,796	5,635,973	5,588,955	(36,177)	-0.6%	10,841	0.2%
Total deposits	7,139,394	7,147,053	7,147,889	(7,659)	-0.1%	(8,495)	-0.1%
Fed funds purchased and repos	492,367	571,711	627,616	(79,344)	-13.9%	(135,249)	-21.5%
Short-term borrowings	208,136	132,784	314,751	75,352	56.7%	(106,615)	-33.9%
Long-term FHLB advances	-	75,000	75,000	(75,000)	n/m	(75,000)	n/m
Subordinated notes	49,790	49,782	49,758	8	0.0%	32	0.1%
Junior subordinated debt securities	70,104	70,104	70,104	-	0.0%	-	0.0%
Other liabilities	142,374	118,252	139,638	24,122	20.4%	2,736	2.0%
Total liabilities	8,102,165	8,164,686	8,424,756	(62,521)	-0.8%	(322,591)	-3.8%
Preferred stock	-	-	206,009	-	n/m	(206,009)	-100.0%
Common stock	13,311	13,302	11,964	9	0.1%	1,347	11.3%
Capital surplus	253,133	250,365	143,654	2,768	1.1%	109,479	76.2%
Retained earnings	870,532	860,398	845,882	10,134	1.2%	24,650	2.9%
Accum other comprehensive
income (loss), net of tax	5,404	4,464	(5,395)	940	21.1%	10,799	n/m
Total shareholders' equity	1,142,380	1,128,529	1,202,114	13,851	1.2%	(59,734)	-5.0%
Total liabilities and equity	$9,244,545	$9,293,215	$9,626,870	$(48,670)	-0.5%	$(382,325)	-4.0%

n/m - percentage changes greater than +/- 100% are considered not meaningful

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION June 30, 2010 ($ in thousands except per share data) (unaudited)

	Quarter Ended			Linked Quarter		Year over Year
INCOME STATEMENTS	6/30/2010	3/31/2010	6/30/2009	$ Change	% Change	$ Change	% Change
Interest and fees on loans-FTE	$84,362	$84,127	$91,652	$235	0.3%	$(7,290)	-8.0%
Interest on securities-taxable	19,626	19,735	20,444	(109)	-0.6%	(818)	-4.0%
Interest on securities-tax exempt-FTE	2,151	2,180	2,040	(29)	-1.3%	111	5.4%
Interest on fed funds sold and rev repos	7	8	19	(1)	-12.5%	(12)	-63.2%
Other interest income	366	383	343	(17)	-4.4%	23	6.7%
Total interest income-FTE	106,512	106,433	114,498	79	0.1%	(7,986)	-7.0%
Interest on deposits	12,785	13,904	21,430	(1,119)	-8.0%	(8,645)	-40.3%
Interest on fed funds pch and repos	260	226	272	34	15.0%	(12)	-4.4%
Other interest expense	1,597	1,592	1,980	5	0.3%	(383)	-19.3%
Total interest expense	14,642	15,722	23,682	(1,080)	-6.9%	(9,040)	-38.2%
Net interest income-FTE	91,870	90,711	90,816	1,159	1.3%	1,054	1.2%
Provision for loan losses	10,398	15,095	26,767	(4,697)	-31.1%	(16,369)	-61.2%
Net interest income after provision-FTE	81,472	75,616	64,049	5,856	7.7%	17,423	27.2%
Service charges on deposit accounts	14,220	12,977	13,244	1,243	9.6%	976	7.4%
Insurance commissions	6,884	6,837	7,372	47	0.7%	(488)	-6.6%
Wealth management	5,558	5,355	5,497	203	3.8%	61	1.1%
Bank card and other fees	6,417	5,880	6,063	537	9.1%	354	5.8%
Mortgage banking, net	8,910	6,072	2,543	2,838	46.7%	6,367	n/m
Other, net	1,103	879	1,693	224	25.5%	(590)	-34.8%
Nonint inc-excl sec gains, net	43,092	38,000	36,412	5,092	13.4%	6,680	18.3%
Security gains, net	1,855	369	4,404	1,486	n/m	(2,549)	-57.9%
Total noninterest income	44,947	38,369	40,816	6,578	17.1%	4,131	10.1%
Salaries and employee benefits	43,282	42,854	40,989	428	1.0%	2,293	5.6%
Services and fees	10,523	10,255	10,249	268	2.6%	274	2.7%
Net occupancy-premises	4,917	5,034	4,948	(117)	-2.3%	(31)	-0.6%
Equipment expense	4,247	4,303	4,108	(56)	-1.3%	139	3.4%
Other expense	21,459	13,915	18,677	7,544	54.2%	2,782	14.9%
Total noninterest expense	84,428	76,361	78,971	8,067	10.6%	5,457	6.9%
Income before income taxes and tax eq adj	41,991	37,624	25,894	4,367	11.6%	16,097	62.2%
Tax equivalent adjustment	3,384	3,293	2,325	91	2.8%	1,059	45.5%
Income before income taxes	38,607	34,331	23,569	4,276	12.5%	15,038	63.8%
Income taxes	12,446	10,876	6,994	1,570	14.4%	5,452	78.0%
Net income	26,161	23,455	16,575	2,706	11.5%	9,586	57.8%

Preferred stock dividends	-	-	2,687	-	n/m	(2,687)	-100.0%
Accretion of preferred stock discount	-	-	445	-	n/m	(445)	-100.0%
Net income available to common shareholders	$26,161	$23,455	$13,443	$2,706	11.5%	$12,718	94.6%

Per common share data
Earnings per share - basic	$0.41	$0.37	$0.23	$0.04	10.8%	$0.18	78.3%

Earnings per share - diluted	$0.41	$0.37	$0.23	$0.04	10.8%	$0.18	78.3%

Dividends per share	$0.23	$0.23	$0.23	$-	0.0%	$-	0.0%

Weighted average common shares outstanding
Basic	63,872,879	63,743,302	57,406,499

Diluted	64,054,171	63,933,333	57,546,928

Period end common shares outstanding	63,885,403	63,844,500	57,423,841

OTHER FINANCIAL DATA
Return on common equity	9.21%	8.47%	5.38%
Return on average tangible common equity	12.92%	11.98%	8.20%
Return on equity	9.21%	8.47%	5.51%
Return on assets	1.13%	1.02%	0.69%
Interest margin - Yield - FTE	5.18%	5.19%	5.30%
Interest margin - Cost	0.71%	0.77%	1.10%
Net interest margin - FTE	4.47%	4.42%	4.20%
Efficiency ratio	62.56%	59.33%	58.57%
Full-time equivalent employees	2,527	2,506	2,562

COMMON STOCK PERFORMANCE
Market value-Close	$20.82	$24.43	$19.32
Common book value	$17.88	$17.68	$17.35
Tangible common book value	$13.04	$12.82	$11.90

n/m - percentage changes greater than +/- 100% are considered not meaningful

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION June 30, 2010 ($ in thousands) (unaudited)

	Quarter Ended			Linked Quarter		Year over Year
NONPERFORMING ASSETS	6/30/2010	3/31/2010	6/30/2009	$ Change	% Change	$ Change		% Change
Nonaccrual loans
Florida	$74,954	$79,687	$72,185	$(4,733)	-5.9%	$2,769		3.8%
Mississippi (1)	39,924	41,795	32,040	(1,871)	-4.5%	7,884		24.6%
Tennessee (2)	9,778	12,673	2,941	(2,895)	-22.8%	6,837		n/m
Texas	35,222	31,354	25,824	3,868	12.3%	9,398		36.4%
Total nonaccrual loans	159,878	165,509	132,990	(5,631)	-3.4%	26,888		20.2%
Other real estate
Florida	31,814	40,145	26,387	(8,331)	-20.8%	5,427		20.6%
Mississippi (1)	28,020	23,082	15,542	4,938	21.4%	12,478		80.3%
Tennessee (2)	12,493	9,769	10,234	2,724	27.9%	2,259		22.1%
Texas	19,073	18,180	3,033	893	4.9%	16,040		n/m
Total other real estate	91,400	91,176	55,196	224	0.2%	36,204		65.6%
Total nonperforming assets	$251,278	$256,685	$188,186	$(5,407)	-2.1%	$63,092		33.5%

LOANS PAST DUE OVER 90 DAYS
Loans held for investment	$6,057	$8,411	$6,873	$(2,354)	-28.0%	$(816)		-11.9%

Loans HFS-Guaranteed GNMA serviced loans
(no obligation to repurchase)	$49,712	$48,571	$28,523	$1,141	2.3%	$21,189		74.3%

	Quarter Ended			Linked Quarter		Year over Year
ALLOWANCE FOR LOAN LOSSES	6/30/2010	3/31/2010	6/30/2009	$ Change	% Change	$ Change		% Change
Beginning Balance	$101,643	$103,662	$100,358	$(2,019)	-1.9%	$1,285		1.3%
Provision for loan losses	10,398	15,095	26,767	(4,697)	-31.1%	(16,369)		-61.2%
Charge-offs	(14,297)	(19,775)	(27,870)	5,478	-27.7%	13,573		-48.7%
Recoveries	2,912	2,661	2,496	251	9.4%	416		16.7%
Net charge-offs	(11,385)	(17,114)	(25,374)	5,729	-33.5%	13,989		-55.1%
Ending Balance	$100,656	$101,643	$101,751	$(987)	-1.0%	$(1,095)		-1.1%

PROVISION FOR LOAN LOSSES							`
Florida	$2,432	$5,501	$28,915	$(3,069)	-55.8%	$(26,483)		-91.6%
Mississippi (1)	3,430	3,748	(1,044)	(318)	-8.5%	4,474		n/m
Tennessee (2)	3,560	1,314	(659)	2,246	n/m	4,219		n/m
Texas	976	4,532	(445)	(3,556)	-78.5%	1,421		n/m
Total provision for loan losses	$10,398	$15,095	$26,767	$(4,697)	-31.1%	$(16,369)		-61.2%

NET CHARGE-OFFS
Florida	$5,880	$8,989	$21,167	$(3,109)	-34.6%	$(15,287)		-72.2%
Mississippi (1)	3,885	6,777	3,267	(2,892)	-42.7%	618		18.9%
Tennessee (2)	1,031	426	897	605	n/m	134		14.9%
Texas	589	922	43	(333)	-36.1%	546		n/m
Total net charge-offs	$11,385	$17,114	$25,374	$(5,729)	-33.5%	$(13,989)		-55.1%

CREDIT QUALITY RATIOS
Net charge offs/average loans	0.72%	1.08%	1.48%
Provision for loan losses/average loans	0.66%	0.95%	1.56%
Nonperforming loans/total loans (incl LHFS)	2.55%	2.61%	1.94%
Nonperforming assets/total loans (incl LHFS)	4.01%	4.04%	2.75%
Nonperforming assets/total loans (incl LHFS) +ORE	3.95%	3.99%	2.72%
ALL/total loans (excl LHFS)	1.66%	1.65%	1.55%
ALL-commercial/total commercial loans	2.10%	2.10%	2.01%
ALL-consumer/total consumer and home mortgage loans	0.82%	0.80%	0.73%
ALL/nonperforming loans	62.96%	61.41%	76.51%
ALL/nonperforming loans -
(excl impaired loans with no specific reserves)	148.86%	131.36%	123.15%

CAPITAL RATIOS
Total equity/total assets	12.36%	12.14%	12.49%
Common equity/total assets	12.36%	12.14%	10.35%
Tangible common equity/tangible assets	9.32%	9.11%	7.34%
Tangible common equity/risk-weighted assets	12.51%	12.15%	9.56%
Tier 1 leverage ratio	10.07%	9.81%	10.38%
Tier 1 common risk-based capital ratio	12.51%	12.14%	9.66%
Tier 1 risk-based capital ratio	13.53%	13.15%	13.50%
Total risk-based capital ratio	15.53%	15.15%	15.45%

(1) - Mississippi includes Central and Southern Mississippi Regions
(2) - Tennessee includes Memphis, Tennessee and Northern Mississippi Regions
n/m - percentage changes greater than +/- 100% are considered not meaningful

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION June 30, 2010 ($ in thousands) (unaudited)

	Quarter Ended					Six Months Ended
AVERAGE BALANCES	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	6/30/2010	6/30/2009
Securities AFS-taxable	$1,586,165	$1,514,029	$1,369,022	$1,377,318	$1,395,303	$1,550,296	$1,450,012
Securities AFS-nontaxable	110,969	105,067	98,456	89,259	70,165	108,034	56,871
Securities HTM-taxable	162,691	179,076	202,235	191,934	194,079	170,838	186,291
Securities HTM-nontaxable	41,628	46,852	50,411	55,440	61,166	44,226	64,220
Total securities	1,901,453	1,845,024	1,720,124	1,713,951	1,720,713	1,873,394	1,757,394
Loans (including loans held for sale)	6,301,201	6,412,671	6,544,448	6,693,482	6,880,909	6,356,628	6,931,136
Fed funds sold and rev repos	7,478	10,438	10,609	12,821	20,973	8,950	18,494
Other earning assets	38,764	46,199	44,197	43,894	47,084	42,461	43,803
Total earning assets	8,248,896	8,314,332	8,319,378	8,464,148	8,669,679	8,281,433	8,750,827
Allowance for loan losses	(104,814)	(106,200)	(105,223)	(102,545)	(106,491)	(105,503)	(102,262)
Cash and due from banks	207,670	216,305	199,586	205,361	214,633	211,964	227,002
Other assets	898,749	910,401	855,714	871,477	824,724	904,543	814,128
Total assets	$9,250,501	$9,334,838	$9,269,455	$9,438,441	$9,602,545	$9,292,437	$9,689,695

Interest-bearing demand deposits	$1,306,783	$1,270,827	$1,134,995	$1,148,537	$1,131,765	$1,288,904	$1,125,093
Savings deposits	2,066,612	1,953,711	1,801,870	1,797,421	1,869,794	2,010,473	1,842,883
Time deposits less than $100,000	1,307,611	1,356,469	1,422,270	1,434,097	1,493,172	1,331,905	1,489,446
Time deposits of $100,000 or more	989,397	1,014,027	1,039,565	1,095,431	1,096,170	1,001,644	1,085,580
Total interest-bearing deposits	5,670,403	5,595,034	5,398,700	5,475,486	5,590,901	5,632,926	5,543,002
Fed funds purchased and repos	495,904	600,826	579,616	644,012	589,542	548,075	631,625
Short-term borrowings	181,669	199,550	238,060	263,891	340,816	190,560	493,363
Long-term FHLB advances	15,833	75,000	75,000	75,000	75,000	45,253	66,713
Subordinated notes	49,785	49,777	49,769	49,760	49,752	49,781	49,748
Junior subordinated debt securities	70,104	70,104	70,104	70,104	70,104	70,104	70,104
Total interest-bearing liabilities	6,483,698	6,590,291	6,411,249	6,578,253	6,716,115	6,536,699	6,854,555
Noninterest-bearing deposits	1,536,153	1,535,209	1,533,588	1,529,381	1,554,642	1,535,683	1,512,963
Other liabilities	91,715	85,982	118,906	113,820	124,586	88,866	122,336
Total liabilities	8,111,566	8,211,482	8,063,743	8,221,454	8,395,343	8,161,248	8,489,854
Preferred equity	-	-	157,270	206,308	205,860	-	205,640
Common equity	1,138,935	1,123,356	1,048,442	1,010,679	1,001,342	1,131,189	994,201
Total shareholders' equity	1,138,935	1,123,356	1,205,712	1,216,987	1,207,202	1,131,189	1,199,841
Total liabilities and equity	$9,250,501	$9,334,838	$9,269,455	$9,438,441	$9,602,545	$9,292,437	$9,689,695

PERIOD END BALANCES	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
Cash and due from banks	$186,365	$191,973	$213,519	$191,449	$220,706
Fed funds sold and rev repos	5,713	11,599	6,374	8,551	16,367
Securities available for sale	1,786,710	1,706,565	1,684,396	1,528,625	1,488,428
Securities held to maturity	192,860	215,888	232,984	242,603	254,380
Loans held for sale	218,369	176,682	226,225	237,152	280,975
Loans	6,054,995	6,170,878	6,319,797	6,382,440	6,570,582
Allowance for loan losses	(100,656)	(101,643)	(103,662)	(103,016)	(101,751)
Net Loans	5,954,339	6,069,235	6,216,135	6,279,424	6,468,831
Premises and equipment, net	143,536	145,113	147,488	148,656	150,233
Mortgage servicing rights	43,044	50,037	50,513	56,042	63,316
Goodwill	291,104	291,104	291,104	291,104	291,104
Identifiable intangible assets	18,062	18,944	19,825	20,819	21,820
Other assets	404,443	416,075	437,455	364,073	370,710
Total assets	$9,244,545	$9,293,215	$9,526,018	$9,368,498	$9,626,870

Deposits:
Noninterest-bearing	$1,539,598	$1,511,080	$1,685,187	$1,493,424	$1,558,934
Interest-bearing	5,599,796	5,635,973	5,503,278	5,377,011	5,588,955
Total deposits	7,139,394	7,147,053	7,188,465	6,870,435	7,147,889
Fed funds purchased and repos	492,367	571,711	653,032	645,057	627,616
Short-term borrowings	208,136	132,784	253,957	315,105	314,751
Long-term FHLB advances	-	75,000	75,000	75,000	75,000
Subordinated notes	49,790	49,782	49,774	49,766	49,758
Junior subordinated debt securities	70,104	70,104	70,104	70,104	70,104
Other liabilities	142,374	118,252	125,626	121,670	139,638
Total liabilities	8,102,165	8,164,686	8,415,958	8,147,137	8,424,756
Preferred stock	-	-	-	206,461	206,009
Common stock	13,311	13,302	13,267	11,968	11,964
Capital surplus	253,133	250,365	244,864	145,352	143,654
Retained earnings	870,532	860,398	853,553	854,508	845,882
Accum other comprehensive
income (loss), net of tax	5,404	4,464	(1,624)	3,072	(5,395)
Total shareholders' equity	1,142,380	1,128,529	1,110,060	1,221,361	1,202,114
Total liabilities and equity	$9,244,545	$9,293,215	$9,526,018	$9,368,498	$9,626,870

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION June 30, 2010 ($ in thousands except per share data) (unaudited)

	Quarter Ended					Six Months Ended
INCOME STATEMENTS	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	6/30/2010	6/30/2009
Interest and fees on loans-FTE	$84,362	$84,127	$87,640	$89,672	$91,652	$168,489	$184,034
Interest on securities-taxable	19,626	19,735	19,093	19,524	20,444	39,361	42,098
Interest on securities-tax exempt-FTE	2,151	2,180	2,183	2,172	2,040	4,331	3,874
Interest on fed funds sold and rev repos	7	8	12	16	19	15	38
Other interest income	366	383	377	381	343	749	656
Total interest income-FTE	106,512	106,433	109,305	111,765	114,498	212,945	230,700
Interest on deposits	12,785	13,904	16,513	18,403	21,430	26,689	43,970
Interest on fed funds pch and repos	260	226	215	282	272	486	636
Other interest expense	1,597	1,592	1,716	1,786	1,980	3,189	4,332
Total interest expense	14,642	15,722	18,444	20,471	23,682	30,364	48,938
Net interest income-FTE	91,870	90,711	90,861	91,294	90,816	182,581	181,762
Provision for loan losses	10,398	15,095	17,709	15,770	26,767	25,493	43,633
Net interest income after provision-FTE	81,472	75,616	73,152	75,524	64,049	157,088	138,129
Service charges on deposit accounts	14,220	12,977	14,118	14,157	13,244	27,197	25,812
Insurance commissions	6,884	6,837	6,391	7,894	7,372	13,721	14,794
Wealth management	5,558	5,355	5,438	5,589	5,497	10,913	11,052
Bank card and other fees	6,417	5,880	5,951	5,620	6,063	12,297	11,470
Mortgage banking, net	8,910	6,072	6,552	8,871	2,543	14,982	13,450
Other, net	1,103	879	1,814	994	1,693	1,982	2,808
Nonint inc-excl sec gains, net	43,092	38,000	40,264	43,125	36,412	81,092	79,386
Security gains, net	1,855	369	19	1,014	4,404	2,224	4,434
Total noninterest income	44,947	38,369	40,283	44,139	40,816	83,316	83,820
Salaries and employee benefits	43,282	42,854	42,209	42,629	40,989	86,136	84,414
Services and fees	10,523	10,255	9,919	10,124	10,249	20,778	20,249
Net occupancy-premises	4,917	5,034	5,063	4,862	4,948	9,951	10,126
Equipment expense	4,247	4,303	4,084	4,104	4,108	8,550	8,274
Other expense	21,459	13,915	14,372	17,515	18,677	35,374	30,315
Total noninterest expense	84,428	76,361	75,647	79,234	78,971	160,789	153,378
Income before income taxes and tax eq adj	41,991	37,624	37,788	40,429	25,894	79,615	68,571
Tax equivalent adjustment	3,384	3,293	2,569	2,417	2,325	6,677	4,722
Income before income taxes	38,607	34,331	35,219	38,012	23,569	72,938	63,849
Income taxes	12,446	10,876	10,742	12,502	6,994	23,322	20,789
Net income	26,161	23,455	24,477	25,510	16,575	49,616	43,060

Preferred stock dividends	-	-	2,061	2,688	2,687	-	5,375
Accretion of preferred stock discount	-	-	8,539	452	445	-	883
Net income available to common shareholders	$26,161	$23,455	$13,877	$22,370	$13,443	$49,616	$36,802

Per common share data
Earnings per share - basic	$0.41	$0.37	$0.23	$0.39	$0.23	$0.78	$0.64

Earnings per share - diluted	$0.41	$0.37	$0.23	$0.39	$0.23	$0.78	$0.64

Dividends per share	$0.23	$0.23	$0.23	$0.23	$0.23	$0.46	$0.46

Weighted average common shares outstanding
Basic	63,872,879	63,743,302	59,131,451	57,431,128	57,406,499	63,808,448	57,378,840

Diluted	64,054,171	63,933,333	59,287,459	57,559,492	57,546,928	63,993,460	57,446,888

Period end common shares outstanding	63,885,403	63,844,500	63,673,839	57,440,047	57,423,841	63,885,403	57,423,841

OTHER FINANCIAL DATA
Return on common equity	9.21%	8.47%	5.25%	8.78%	5.38%	8.85%	7.46%
Return on average tangible common equity	12.92%	11.98%	7.80%	13.06%	8.20%	12.45%	11.28%
Return on equity	9.21%	8.47%	8.05%	8.32%	5.51%	8.85%	7.24%
Return on assets	1.13%	1.02%	1.05%	1.07%	0.69%	1.08%	0.90%
Interest margin - Yield - FTE	5.18%	5.19%	5.21%	5.24%	5.30%	5.19%	5.32%
Interest margin - Cost	0.71%	0.77%	0.88%	0.96%	1.10%	0.74%	1.13%
Net interest margin - FTE	4.47%	4.42%	4.33%	4.28%	4.20%	4.45%	4.19%
Efficiency ratio	62.56%	59.33%	57.69%	58.95%	58.57%	60.98%	58.46%
Full-time equivalent employees	2,527	2,506	2,524	2,550	2,562

COMMON STOCK PERFORMANCE
Market value-Close	$20.82	$24.43	$22.54	$19.05	$19.32
Common book value	$17.88	$17.68	$17.43	$17.67	$17.35
Tangible common book value	$13.04	$12.82	$12.55	$12.24	$11.90

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION June 30, 2010 ($ in thousands) (unaudited)

	Quarter Ended
NONPERFORMING ASSETS	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
Nonaccrual loans
Florida	$74,954	$79,687	$74,159	$72,063	$72,185
Mississippi (1)	39,924	41,795	31,050	28,470	32,040
Tennessee (2)	9,778	12,673	12,749	11,481	2,941
Texas	35,222	31,354	23,204	26,490	25,824
Total nonaccrual loans	159,878	165,509	141,162	138,504	132,990
Other real estate
Florida	31,814	40,145	45,927	34,030	26,387
Mississippi (1)	28,020	23,082	22,373	22,932	15,542
Tennessee (2)	12,493	9,769	10,105	9,809	10,234
Texas	19,073	18,180	11,690	4,918	3,033
Total other real estate	91,400	91,176	90,095	71,689	55,196
Total nonperforming assets	$251,278	$256,685	$231,257	$210,193	$188,186

LOANS PAST DUE OVER 90 DAYS
Loans held for investment	$6,057	$8,411	$8,901	$6,854	$6,873

Loans HFS-Guaranteed GNMA serviced loans
(no obligation to repurchase)	$49,712	$48,571	$46,661	$36,686	$28,523

	Quarter Ended					Six Months Ended
ALLOWANCE FOR LOAN LOSSES	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	6/30/2010	6/30/2009
Beginning Balance	$101,643	$103,662	$103,016	$101,751	$100,358	$103,662	$94,922
Provision for loan losses	10,398	15,095	17,709	15,770	26,767	25,493	43,633
Charge-offs	(14,297)	(19,775)	(20,139)	(18,687)	(27,870)	(34,072)	(41,885)
Recoveries	2,912	2,661	3,076	4,182	2,496	5,573	5,081
Net charge-offs	(11,385)	(17,114)	(17,063)	(14,505)	(25,374)	(28,499)	(36,804)
Ending Balance	$100,656	$101,643	$103,662	$103,016	$101,751	$100,656	$101,751

PROVISION FOR LOAN LOSSES
Florida	$2,432	$5,501	$11,371	$(3,295)	$28,915	$7,933	$39,648
Mississippi (1)	3,430	3,748	6,310	12,009	(1,044)	7,178	3,342
Tennessee (2)	3,560	1,314	2,097	159	(659)	4,874	962
Texas	976	4,532	(2,069)	6,897	(445)	5,508	(319)
Total provision for loan losses	$10,398	$15,095	$17,709	$15,770	$26,767	$25,493	$43,633

NET CHARGE-OFFS
Florida	$5,880	$8,989	$8,174	$131	$21,167	$14,869	$28,100
Mississippi (1)	3,885	6,777	5,448	9,629	3,267	10,662	6,722
Tennessee (2)	1,031	426	1,169	872	897	1,457	1,682
Texas	589	922	2,272	3,873	43	1,511	300
Total net charge-offs	$11,385	$17,114	$17,063	$14,505	$25,374	$28,499	$36,804

CREDIT QUALITY RATIOS
Net charge offs/average loans	0.72%	1.08%	1.03%	0.86%	1.48%	0.90%	1.07%
Provision for loan losses/average loans	0.66%	0.95%	1.07%	0.93%	1.56%	0.81%	1.27%
Nonperforming loans/total loans (incl LHFS)	2.55%	2.61%	2.16%	2.09%	1.94%
Nonperforming assets/total loans (incl LHFS)	4.01%	4.04%	3.53%	3.18%	2.75%
Nonperforming assets/total loans (incl LHFS) +ORE	3.95%	3.99%	3.48%	3.14%	2.72%
ALL/total loans (excl LHFS)	1.66%	1.65%	1.64%	1.61%	1.55%
ALL-commercial/total commercial loans	2.10%	2.10%	2.10%	2.08%	2.01%
ALL-consumer/total consumer and home mortgage loans	0.82%	0.80%	0.80%	0.76%	0.73%
ALL/nonperforming loans	62.96%	61.41%	73.43%	74.38%	76.51%
ALL/nonperforming loans -
(excl impaired loans with no specific reserves)	148.86%	131.36%	150.13%	117.93%	123.15%

CAPITAL RATIOS
Total equity/total assets	12.36%	12.14%	11.65%	13.04%	12.49%
Common equity/total assets	12.36%	12.14%	11.65%	10.83%	10.35%
Tangible common equity/tangible assets	9.32%	9.11%	8.67%	7.76%	7.34%
Tangible common equity/risk-weighted assets	12.51%	12.15%	11.55%	10.15%	9.56%
Tier 1 leverage ratio	10.07%	9.81%	9.74%	10.70%	10.38%
Tier 1 common risk-based capital ratio	12.51%	12.14%	11.63%	10.15%	9.66%
Tier 1 risk-based capital ratio	13.53%	13.15%	12.61%	14.11%	13.50%
Total risk-based capital ratio	15.53%	15.15%	14.58%	16.09%	15.45%

(1) - Mississippi includes Central and Southern Mississippi Regions
(2) - Tennessee includes Memphis, Tennessee and Northern Mississippi Regions

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIALS June 30, 2010 ($ in thousands) (unaudited)

Note 1 - Securities Available for Sale and Held to Maturity

The following table is a summary of the estimated fair value of securities available for sale and the amortized cost of securities held to maturity ($ in thousands):

	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
SECURITIES AVAILABLE FOR SALE
U.S. Government agency obligations
Issued by U.S. Government agencies	$16	$18	$20	$21	$23
Issued by U.S. Government sponsored agencies	124,566	68,574	47,917	24,992	25,189
Obligations of states and political subdivisions	125,234	123,292	117,508	151,427	137,799
Mortgage-backed securities
Residential mortgage pass-through securities
Guaranteed by GNMA	13,390	11,986	12,192	9,590	10,000
Issued by FNMA and FHLMC	142,900	51,292	49,279	7,229	7,193
Other residential mortgage-backed securities
Issued or guaranteed by FNMA, FHLMC, or GNMA	1,333,725	1,387,752	1,382,556	1,258,779	1,209,677
Commercial mortgage-backed securities
Issued or guaranteed by FNMA, FHLMC, or GNMA	40,789	57,485	68,735	70,359	92,395
Corporate debt securities	6,090	6,166	6,189	6,228	6,152
Total securities available for sale	$1,786,710	$1,706,565	$1,684,396	$1,528,625	$1,488,428

SECURITIES HELD TO MATURITY
Obligations of states and political subdivisions	$64,517	$69,975	$74,643	$78,522	$89,331
Mortgage-backed securities
Residential mortgage pass-through securities
Guaranteed by GNMA	6,591	6,801	7,044	7,269	7,298
Other residential mortgage-backed securities
Issued or guaranteed by FNMA, FHLMC, or GNMA	118,708	136,054	148,226	153,728	154,655
Commercial mortgage-backed securities
Issued or guaranteed by FNMA, FHLMC, or GNMA	3,044	3,058	3,071	3,084	3,096
Total securities held to maturity	$192,860	$215,888	$232,984	$242,603	$254,380

Management continues to focus on asset quality as one of the strategic goals of the securities portfolio, which is evidenced by the investment of approximately 90% of the portfolio in U.S. Government agency-backed obligations and other AAA rated securities.  None of the securities owned by Trustmark are collateralized by assets which are considered sub-prime. Furthermore, outside of membership in the Federal Home Loan Bank of Dallas, Federal Reserve Bank and Depository Trust and Clearing Corporation, Trustmark does not hold any equity investment in government sponsored entities.

Note 2 – Loan Composition

LOANS BY TYPE	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
Loans secured by real estate:
Construction, land development and other land loans	$737,015	$803,942	$830,069	$872,367	$960,945
Secured by 1-4 family residential properties	1,630,353	1,637,121	1,650,743	1,637,322	1,663,575
Secured by nonfarm, nonresidential properties	1,463,657	1,466,296	1,467,307	1,472,147	1,472,212
Other real estate secured	189,118	194,641	197,421	209,957	186,770
Commercial and industrial loans	1,040,152	1,041,580	1,059,164	1,101,967	1,138,631
Consumer loans	492,262	542,488	606,315	661,075	727,399
Other loans	502,438	484,810	508,778	427,605	421,050
Loans	6,054,995	6,170,878	6,319,797	6,382,440	6,570,582
Allowance for loan losses	(100,656)	(101,643)	(103,662)	(103,016)	(101,751)
Net Loans	$5,954,339	$6,069,235	$6,216,135	$6,279,424	$6,468,831

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIALS June 30, 2010 ($ in thousands) (unaudited)

Note 2 – Loan Composition (continued)
	June 30, 2010
LOAN COMPOSITION BY REGION	Total	Florida	Mississippi (Central and Southern Regions)	Tennessee (Memphis, TN and Northern MS Regions)	Texas
Loans secured by real estate:
Construction, land development and other land loans	$737,015	$173,932	$285,595	$53,215	$224,273
Secured by 1-4 family residential properties	1,630,353	77,680	1,353,489	161,662	37,522
Secured by nonfarm, nonresidential properties	1,463,657	178,297	801,981	211,588	271,791
Other real estate secured	189,118	8,062	162,620	9,465	8,971
Commercial and industrial loans	1,040,152	25,254	754,571	70,819	189,508
Consumer loans	492,262	1,756	456,091	26,456	7,959
Other loans	502,438	29,354	421,512	19,323	32,249
Loans	$6,054,995	$494,335	$4,235,859	$552,528	$772,273

CONSTRUCTION, LAND DEVELOPMENT AND OTHER LAND LOANS BY REGION
Lots	$93,100	$54,406	$23,030	$2,726	$12,938
Development	174,092	24,632	62,624	10,889	75,947
Unimproved land	243,038	69,003	99,955	26,348	47,732
1-4 family construction	112,854	9,148	72,087	5,426	26,193
Other construction	113,931	16,743	27,899	7,826	61,463
Construction, land development and other land loans	$737,015	$173,932	$285,595	$53,215	$224,273

LOANS SECURED BY NONFARM, NONRESIDENTIAL PROPERTIES BY REGION
Income producing:
Retail	$180,158	$37,510	$80,024	$28,936	$33,688
Office	161,271	54,455	82,221	13,920	10,675
Nursing homes/assisted living	118,731	-	108,628	4,728	5,375
Hotel/motel	67,545	12,752	30,411	10,960	13,422
Industrial	30,908	7,101	5,532	1,189	17,086
Health care	10,521	-	10,457	64	-
Convenience stores	9,429	277	4,735	2,562	1,855
Other	156,089	13,148	61,366	17,244	64,331
Total income producing loans	734,652	125,243	383,374	79,603	146,432

Owner-occupied:
Office	122,607	21,380	64,283	17,682	19,262
Churches	120,572	2,306	54,951	59,353	3,962
Industrial warehouses	84,962	1,373	55,472	416	27,701
Health care	71,082	11,232	50,025	3,741	6,084
Convenience stores	59,377	1,296	38,891	2,903	16,287
Retail	33,251	5,925	19,633	1,444	6,249
Restaurants	32,810	855	24,562	6,040	1,353
Auto dealerships	20,976	624	15,473	1,602	3,277
Other	183,368	8,063	95,317	38,804	41,184
Total owner-occupied loans	729,005	53,054	418,607	131,985	125,359

Loans secured by nonfarm, nonresidential properties	$1,463,657	$178,297	$801,981	$211,588	$271,791

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIALS June 30, 2010 ($ in thousands) (unaudited)

Note 2 – Loan Composition (continued)

	June 30, 2010

				Classified (3)
FLORIDA CREDIT QUALITY	Total Loans	Criticized Loans (1)	Special Mention (2)	Accruing	Nonimpaired Nonaccrual	Impaired Nonaccrual (4)
Construction, land development and other land loans:
Lots	$54,406	$24,053	$1,470	$9,024	$10,677	$2,882
Development	24,632	14,334	-	3,657	337	10,340
Unimproved land	69,003	45,873	21,847	9,544	1,147	13,335
1-4 family construction	9,148	7,222	1,480	2,992	442	2,308
Other construction	16,743	9,904	-	1,121	1,475	7,308
Construction, land development and other land loans	173,932	101,386	24,797	26,338	14,078	36,173
Commercial, commercial real estate and consumer	320,403	68,566	13,073	30,790	14,790	9,913

Total Florida loans	$494,335	$169,952	$37,870	$57,128	$28,868	$46,086

FLORIDA CREDIT QUALITY (continued)	Total Loans Less Impaired Loans	Loan Loss Reserves	Loan Loss Reserve % of Nonimpaired Loans
Construction, land development and other land loans:
Lots	$51,524	$7,643	14.83%
Development	14,292	1,573	11.01%
Unimproved land	55,668	7,195	12.92%
1-4 family construction	6,840	1,269	18.55%
Other construction	9,435	943	9.99%
Construction, land development and other land loans	137,759	18,623	13.52%
Commercial, commercial real estate and consumer	310,490	6,825	2.20%

Total Florida loans	$448,249	$25,448	5.68%

(1)	Criticized loans equal all special mention and classified loans.
(2)	Special mention loans exhibit potential credit weaknesses that, if not resolved, may ultimately result in a more severe classification.
(3)	Classified loans include those loans identified by management as exhibiting well-defined credit weaknesses that may jeopardize repayment in full of the debt.
(4)
All nonaccrual loans over $1 million are individually assessed for impairment.  Impaired loans have been determined to be collateral dependent and assessed using a fair value approach.  Fair value estimates begin with appraised values, normally from recently received and reviewed appraisals.  Appraised values are adjusted down for costs associated with asset disposal.  When a loan is deemed to be impaired, the full difference between book value and the most likely estimate of the asset’s net realizable value is charged off.

LOAN COMPOSITION - FLORIDA	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
Loans secured by real estate:
Construction, land development and other land loans	$173,932	$183,670	$198,906	$211,974	$245,494
Secured by 1-4 family residential properties	77,680	81,297	87,282	92,088	88,007
Secured by nonfarm, nonresidential properties	178,297	179,637	180,267	182,548	180,559
Other real estate secured	8,062	5,195	5,388	12,891	12,900
Commercial and industrial loans	25,254	22,100	19,869	19,762	19,907
Consumer loans	1,756	2,077	2,287	2,276	2,238
Other loans	29,354	29,480	29,655	29,880	21,692
Loans	$494,335	$503,456	$523,654	$551,419	$570,797

CONSTRUCTION, LAND DEVELOPMENT AND OTHER LAND LOANS - FLORIDA
Lots	$54,406	$57,436	$61,725	$63,645	$69,005
Development	24,632	27,381	27,227	28,376	33,533
Unimproved land	69,003	71,271	76,762	83,437	93,379
1-4 family construction	9,148	10,247	10,929	13,237	17,344
Other construction	16,743	17,335	22,263	23,279	32,233
Construction, land development and other land loans	$173,932	$183,670	$198,906	$211,974	$245,494

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIALS June 30, 2010 ($ in thousands) (unaudited)

Note 3 – Stockholders’ Equity

Common Stock Offering
On December 7, 2009, Trustmark completed a public offering of 6,216,216 shares of its common stock, including 810,810 shares issued pursuant to the exercise of the underwriters’ over-allotment option, at a price of $18.50 per share. Trustmark received net proceeds of approximately $109.3 million after deducting underwriting discounts, commissions and estimated offering expenses.  Proceeds from this offering were used in the redemption of preferred stock discussed below.

Repurchase of Preferred Stock
On November 21, 2008, Trustmark issued 215,000 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, (Senior Preferred Stock) to the U.S. Treasury (Treasury) in a private placement transaction as part of the Troubled Assets Relief Program Capital Purchase Program (TARP CPP), a voluntary initiative for healthy U.S. financial institutions. As part of its participation in the TARP CPP, Trustmark also issued to the Treasury a ten-year warrant (the Warrant) to purchase up to 1,647,931 shares of Trustmark’s common stock, at an initial exercise price of $19.57 per share, subject to customary anti-dilution adjustments.

On December 9, 2009, Trustmark completed the repurchase of its 215,000 shares of Senior Preferred Stock from the Treasury at a purchase price of $215.0 million plus a final accrued dividend of $716.7 thousand.  The repurchase of the Senior Preferred Stock resulted in a one-time, non-cash charge of approximately $8.2 million to net income available to common shareholders in Trustmark’s fourth quarter financial statements for the unaccreted discount recorded at the date of issuance of the Senior Preferred Stock.  In addition, on December 30, 2009, Trustmark repurchased in full from the Treasury, the Warrant to purchase 1,647,931 shares of Trustmark’s common stock, which was issued to the Treasury pursuant to the TARP CPP.  The purchase price paid by Trustmark to the Treasury for the Warrant was its fair value of $10.0 million.

Note 4 – Yields on Earning Assets and Interest-Bearing Liabilities

The following table illustrates the yields on earning assets by category as well as the rates paid on interest-bearing liabilities on a tax equivalent basis:
	Quarter Ended					Six Months Ended
	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	6/30/2010	6/30/2010
Securities – Taxable	4.50%	4.73%	4.82%	4.94%	5.16%	4.61%	5.19%
Securities – Nontaxable	5.65%	5.82%	5.82%	5.96%	6.23%	5.74%	6.45%
Securities – Total	4.59%	4.82%	4.91%	5.02%	5.24%	4.70%	5.28%
Loans	5.37%	5.32%	5.31%	5.32%	5.34%	5.35%	5.35%
FF Sold & Rev Repo	0.38%	0.31%	0.45%	0.50%	0.36%	0.34%	0.41%
Other Earning Assets	3.79%	3.36%	3.38%	3.44%	2.92%	3.56%	3.02%
Total Earning Assets	5.18%	5.19%	5.21%	5.24%	5.30%	5.19%	5.32%

Interest-bearing Deposits	0.90%	1.01%	1.21%	1.33%	1.54%	0.96%	1.60%
FF Pch & Repo	0.21%	0.15%	0.15%	0.17%	0.19%	0.18%	0.20%
Borrowings	2.02%	1.64%	1.57%	1.54%	1.48%	1.81%	1.28%
Total Interest-bearing Liabilities	0.91%	0.97%	1.14%	1.23%	1.41%	0.94%	1.44%

Net interest margin	4.47%	4.42%	4.33%	4.28%	4.20%	4.45%	4.19%

During the second quarter of 2010, the net interest margin increased 5 basis points to 4.47%, from 4.42% for the first quarter of 2010. The increase is due to decreasing deposit costs, offset somewhat by a modest decline in earning asset yields.

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIALS June 30, 2010 ($ in thousands) (unaudited)

Note 5 – Other Noninterest Expense

Other noninterest expense consisted of the following ($ in thousands):

	Quarter Ended					Six Months Ended
	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	6/30/2010	6/30/2009
FDIC assessment expense	$3,035	$3,147	$2,865	$2,913	$7,253	$6,182	$10,030
ORE/Foreclosure expense	9,206	3,011	3,581	5,870	2,733	12,217	3,363
Other expense	9,218	7,757	7,926	8,732	8,691	16,975	16,922
Total other expense	$21,459	$13,915	$14,372	$17,515	$18,677	$35,374	$30,315

Note 6 – Mortgage Banking

Trustmark utilizes a portfolio of derivative instruments to achieve a fair value return that offsets the changes in the fair value of mortgage servicing rights (MSR) attributable to interest rates. Changes in the fair value of these derivative instruments are recorded in noninterest income in mortgage banking, net and are offset by the changes in the fair value of MSR.  The MSR fair value represents the effect of present value decay and the effect of changes in interest rates.  Ineffectiveness of hedging the MSR fair value is measured by comparing the total hedge cost to the changes in the fair value of the MSR asset attributable to interest rate changes.  The impact of this strategy resulted in a net positive ineffectiveness of $3.7 million and $1.0 million for the quarters ended June 30, 2010 and March 31, 2010, respectively, and a net negative ineffectiveness of $4.6 million for the quarter ended June 30, 2009.  The accompanying table shows that the MSR value decreased $8.6 million for the quarter ended June 30, 2010 primarily due to a decline in mortgage rates.  More than offsetting the MSR change is a $12.3 million increase in the value of derivative instruments primarily due to a large decline in the 10-year Treasury note yield.  The resulting $3.7 million net positive ineffectiveness is primarily caused by the spread widening between primary mortgage rates and the 10-year Treasury note yield.

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIALS June 30, 2010 ($ in thousands) (unaudited)

Note 6 – Mortgage Banking (continued)

The following table illustrates the components of mortgage banking revenues included in noninterest income in the accompanying income statements:

	Quarter Ended					Six Months Ended
	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	6/30/2010	6/30/2009
Mortgage servicing income, net	$3,495	$3,449	$3,763	$4,092	$4,029	$6,944	$8,031
Change in fair value-MSR from runoff	(1,374)	(1,170)	(1,219)	(1,608)	(3,097)	(2,544)	(5,739)
Gain on sales of loans, net	1,897	3,755	3,738	4,081	8,932	5,652	12,935
Other, net	1,193	(1,002)	(139)	179	(2,708)	191	782
Mortgage banking income before hedge ineffectiveness	5,211	5,032	6,143	6,744	7,156	10,243	16,009
Change in fair value-MSR from market changes	(8,631)	(3,067)	2,710	(9,344)	13,593	(11,698)	13,240
Change in fair value of derivatives	12,330	4,107	(2,301)	11,471	(18,206)	16,437	(15,799)
Net positive (negative) hedge ineffectiveness	3,699	1,040	409	2,127	(4,613)	4,739	(2,559)
Mortgage banking, net	$8,910	$6,072	$6,552	$8,871	$2,543	$14,982	$13,450

During the first quarter of 2010, Trustmark completed the final settlement of the sale of approximately $920.9 million in mortgages serviced for others, which reduced Trustmark’s MSR by approximately $8.5 million.   The effect of this transaction did not have a material impact on Trustmark's results of operations.

Note 7 – Non-GAAP Financial Measures

In addition to capital ratios defined by generally accepted accounting principles (GAAP) and banking regulators, Trustmark utilizes various tangible common equity measures when evaluating capital utilization and adequacy.  Tangible common equity, as defined by Trustmark, represents common equity less goodwill and identifiable intangible assets.

Trustmark believes these measures are important because they reflect the level of capital available to withstand unexpected market conditions. Additionally, presentation of these measures allows readers to compare certain aspects of Trustmark’s capitalization to other organizations.  These ratios differ from capital measures defined by banking regulators principally in that the numerator excludes shareholders’ equity associated with preferred securities, the nature and extent of which varies across organizations.

These calculations are intended to complement the capital ratios defined by GAAP and banking regulators.  Because GAAP does not include these capital ratio measures, Trustmark believes there are no comparable GAAP financial measures to these tangible common equity ratios.  Despite the importance of these measures to Trustmark, there are no standardized definitions for them and, as a result, Trustmark’s calculations may not be comparable with other organizations. Also there may be limits in the usefulness of these measures to investors. As a result, Trustmark encourages readers to consider its consolidated financial statements in their entirety and not to rely on any single financial measure. The following table reconciles Trustmark’s calculation of these measures to amounts reported under GAAP.

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIALS June 30, 2010 ($ in thousands) (unaudited)

Note 7 - Non-GAAP Financial Measures (continued)
			Quarter Ended					Six Months Ended
			6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	6/30/2010	6/30/2009
TANGIBLE COMMON EQUITY
AVERAGE BALANCES
Total shareholders' equity			$1,138,935	$1,123,356	$1,205,712	$1,216,987	$1,207,202	$1,131,189	$1,199,841
Less:	Preferred stock		-	-	(157,270)	(206,308)	(205,860)	-	(205,640)
Total average common equity			1,138,935	1,123,356	1,048,442	1,010,679	1,001,342	1,131,189	994,201
Less:	Goodwill		(291,104)	(291,104)	(291,104)	(291,104)	(291,104)	(291,104)	(291,104)
	Identifiable intangible assets		(18,596)	(19,484)	(20,426)	(21,430)	(22,424)	(19,038)	(22,929)
Total average tangible common equity			$829,235	$812,768	$736,912	$698,145	$687,814	$821,047	$680,168

PERIOD END BALANCES
Total shareholders' equity			$1,142,380	$1,128,529	$1,110,060	$1,221,361	$1,202,114
Less:	Preferred stock		-	-	-	(206,461)	(206,009)
Total common equity			1,142,380	1,128,529	1,110,060	1,014,900	996,105
Less:	Goodwill		(291,104)	(291,104)	(291,104)	(291,104)	(291,104)
	Identifiable intangible assets		(18,062)	(18,944)	(19,825)	(20,819)	(21,820)
Total tangible common equity		(a)	$833,214	$818,481	$799,131	$702,977	$683,181

TANGIBLE ASSETS
Total assets			$9,244,545	$9,293,215	$9,526,018	$9,368,498	$9,626,870
Less:	Goodwill		(291,104)	(291,104)	(291,104)	(291,104)	(291,104)
	Identifiable intangible assets		(18,062)	(18,944)	(19,825)	(20,819)	(21,820)
Total tangible assets		(b)	$8,935,379	$8,983,167	$9,215,089	$9,056,575	$9,313,946

Risk-weighted assets		(c)	$6,658,897	$6,737,084	$6,918,802	$6,923,907	$7,144,278

NET INCOME ADJUSTED FOR INTANGIBLE AMORTIZATION
Net income available to common shareholders			$26,161	$23,455	$13,877	$22,370	$13,443	$49,616	$36,802
Plus:	Intangible amortization net of tax		545	545	614	619	618	1,090	1,236
Net income adjusted for intangible amortization			$26,706	$24,000	$14,491	$22,989	$14,061	$50,706	$38,038

Period end common shares outstanding		(d)	63,885,403	63,844,500	63,673,839	57,440,047	57,423,841

TANGIBLE COMMON EQUITY MEASUREMENTS
Return on average tangible common equity 1			12.92%	11.98%	7.80%	13.06%	8.20%	12.45%	11.28%
Tangible common equity/tangible assets		(a)/(b)	9.32%	9.11%	8.67%	7.76%	7.34%
Tangible common equity/risk-weighted assets		(a)/(c)	12.51%	12.15%	11.55%	10.15%	9.56%
Tangible common book value		(a)/(d)*1,000	$13.04	$12.82	$12.55	$12.24	$11.90

TIER 1 COMMON RISK-BASED CAPITAL
Total shareholders' equity			$1,142,380	$1,128,529	$1,110,060	$1,221,361	$1,202,114
Eliminate qualifying AOCI			(5,404)	(4,464)	1,624	(3,072)	5,395
Qualifying tier 1 capital			68,000	68,000	68,000	68,000	68,000
Disallowed goodwill			(291,104)	(291,104)	(291,104)	(291,104)	(291,104)
Adj to goodwill allowed for deferred taxes			9,510	9,158	8,805	8,453	8,100
Other disallowed intangibles			(18,062)	(18,944)	(19,825)	(20,819)	(21,820)
Disallowed servicing intangible			(4,304)	(5,004)	(5,051)	(5,604)	(6,331)
Total tier 1 capital			$901,016	$886,171	$872,509	$977,215	$964,354
Less:	Qualifying tier 1 capital		(68,000)	(68,000)	(68,000)	(68,000)	(68,000)
	Preferred stock		-	-	-	(206,461)	(206,009)
Total tier 1 common capital		(e)	$833,016	$818,171	$804,509	$702,754	$690,345

Tier 1 common risk-based capital ratio		(e)/(c)	12.51%	12.14%	11.63%	10.15%	9.66%

1 Calculation = ((net income adjusted for intangible amortization/number of days in period)*number of days in year)/total average tangible common equity